                                                                     Exhibit 3.2
================================================================================



                       BROADVIEW NETWORKS HOLDINGS, INC.

                          Incorporated under the laws
                            of the State of Delaware



                           _________________________

                          AMENDED AND RESTATED BYLAWS
                           _________________________



                       Effective as of ___________, 2000



================================================================================

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

                                ARTICLE IOffices

SECTION 1.1     Registered Office............................................1
SECTION 1.2     Other Offices................................................1

                       ARTICLE IIMeetings of Stockholders

SECTION 2.1     Annual Meetings..............................................1
SECTION 2.2     Special Meetings.............................................1
SECTION 2.3     Notice of Meetings...........................................2
SECTION 2.4     Quorum.......................................................2
SECTION 2.5     Organization.................................................3
SECTION 2.6     Order of Business............................................3
SECTION 2.7     Voting.......................................................3
SECTION 2.8     Informal Action by Stockholders..............................4
SECTION 2.9     Voting Procedures and Inspections of Elections...............4
SECTION 2.10    Advance Notification of Proposals at Stockholders' Meetings..5
SECTION 2.11    List of Stockholders.........................................5
SECTION 2.12    Proxies......................................................6

                         ARTICLE IIIBoard of Directors

SECTION 3.1     General Powers...............................................6
SECTION 3.2     Number and Term of Office....................................6
SECTION 3.3     Election of Directors........................................6
SECTION 3.4     Resignation, Removal and Vacancies...........................7
SECTION 3.5     Meetings.....................................................7
SECTION 3.6     Directors' Consent in Lieu of Meeting........................8
SECTION 3.7     Action by Means of Conference Telephone
                or Similar Communications Equipment..........................9
SECTION 3.8     Committees...................................................9
SECTION 3.9     Compensation.................................................9
SECTION 3.10    Preferred Stock Directors....................................9

                               ARTICLE IVOfficers

SECTION 4.1     Executive Officers...........................................10
SECTION 4.2     Authority and Duties.........................................10
SECTION 4.3     Other Officers...............................................10
SECTION 4.4     Term of Office, Resignation and Removal......................10
SECTION 4.5     Vacancies....................................................10
SECTION 4.6     The Chairman.................................................11
SECTION 4.7     Chief Executive Officer......................................11
SECTION 4.8     President....................................................11
SECTION 4.9     Vice President...............................................11
SECTION 4.10    The Secretary................................................11
SECTION 4.11    The Chief Financial Officer..................................12

            ARTICLE VContracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 5.1    Execution of Documents........................................12
SECTION 5.2    Deposits......................................................12
SECTION 5.3    Proxies in Respect of Stock or Other
               Securities of Other Corporations..............................12

            ARTICLE VIShares and Their Transfer; Fixing Record Date

SECTION 6.1    Certificates for Shares.......................................13
SECTION 6.2    Transfer of Stock.............................................13
SECTION 6.3    Addresses of Stockholders.....................................13
SECTION 6.4    Replacement...................................................14
SECTION 6.5    Regulations...................................................14
SECTION 6.6    Fixing Date for Determination of Stockholders of Record.......14

                                ARTICLE VIISeal


                            ARTICLE VIIIFiscal Year

                    ARTICLE IXIndemnification and Insurance

SECTION 9.1    Indemnification...............................................15
SECTION 9.2    Insurance.....................................................18
SECTION 9.3    Definitions...................................................18

                              ARTICLE XSection 203


                              ARTICLE XIAmendment

                          AMENDED AND RESTATED BYLAWS

                                       of

                       BROADVIEW NETWORKS HOLDINGS, INC.



                                    PREAMBLE

     These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "GCL") and the Amended and Restated Certificate of Incorporation of Broadview Networks Holdings, Inc., a Delaware corporation (the "Corporation") then in effect (the "Certificate"). In the event of a direct conflict between the provisions of these Bylaws and (i) the mandatory provisions of the GCL or the provisions of the Certificate, such provisions of the GCL or the Certificate, as the case may be, will be controlling or (ii) a permissive provision of the GCL, such provision of the GCL shall be controlling unless otherwise decided by the Corporation's Board of Directors (the "Board").

                                   ARTICLE I
                                    Offices
                                    -------

      SECTION 1.1  Registered Office.  The registered office of the Corporation
                   -----------------
in the State of Delaware shall be at 1013 Centre Road, Wilmington, Delaware 19805-1297, in the County of New Castle, and the registered agent in charge thereof is Corporation Service Company.

      SECTION 1.2  Other Offices.  The Corporation may also have an office or
                   -------------
offices at any other place or places within or outside the State of Delaware.


                                   ARTICLE II
                            Meetings of Stockholders
                            ------------------------

      SECTION II.1 Annual Meetings.  The annual meeting of the stockholders for
                   ---------------
the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board, within or without the State of Delaware, and designated in the notice of meeting.

      SECTION II.2 Special Meetings.  Except as otherwise required by law or the
                   ----------------
Certificate, special meetings of the stockholders may be called only by the Board or a committee of the Board expressly authorized to call a special meeting, and the business to be conducted at a special meeting is limited to business brought before the meeting by the Board.

      SECTION II.3  Notice of Meetings.  Except as otherwise required by law or
                    ------------------
by the Certificate or these Bylaws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting and, if and to the extent required by law, to each stockholder of the corporation, not less than twenty (20) nor more than sixty (60) days before the day on which the meeting is to be held, except that notice of a meeting to act on an amendment to the Certificate, a plan of merger or share exchange, a proposed sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation other than in the usual or regular course of business, or the dissolution of the Corporation shall be given no fewer than thirty (30) days nor more than sixty (60) days before the meeting date. Written notice may be transmitted by mail (postage prepaid), private carrier, or personal delivery; telegraph or teletype; cable or other telephonic transmission to the stockholder at such person's address as it appears in the records of the Corporation. If these forms of written notice are impracticable in the view of the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area where published. If mailed, such notice shall be deemed effective when deposited in the United States mail, first-class postage prepaid, properly addressed to the stockholder at such person's address as it appears in the Corporation's records. Notice dispatched by telegraph, teletype, or facsimile equipment shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five (5) days after first publication. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise required by law, notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by attorney thereunto authorized, waive such notice in writing to be delivered to the Corporation (for inclusion in the minutes or the corporate records), either before or after such meeting. Except as otherwise provided in these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

      SECTION II.4  Quorum.  At each meeting of the stockholders, the holders of
                    ------
at least a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise required by law, these Bylaws or the Certificate. In the absence of a quorum, a majority in interest of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting to another time and/or place, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than one hundred thirty (130) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business thereat, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      SECTION II.5  Organization.  At each meeting of the stockholders, one of
                    ------------
the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

          (a)  the Chairman;

          (b)  the Chief Executive Officer;

          (c)  the President;

          (d)  any Vice President;

          (e) any officer of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat; or

          (f) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

     The Secretary or, if such person shall be presiding over such meeting in accordance with the provisions of this Section 2.5 or if such person shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

      SECTION II.6  Order of Business.  The order of business at each meeting of
                    -----------------
the stockholders shall be determined by the chairman of such meeting.

      SECTION II.7  Voting.  Except as may otherwise be required by law or these
                    ------
Bylaws, stockholders shall have the voting rights specified in the Certificate.

      SECTION II.8  Informal Action by Stockholders.  Any action required or
                    -------------------------------
permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by a consent in writing by any such stockholders.

      SECTION II.9  Voting Procedures and Inspections of Elections.
                    ----------------------------------------------

          (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of such person's duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person's ability.

          (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

          (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court of competent jurisdiction, upon application by a stockholder, shall determine otherwise.

          (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted in this Section 2.9, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this
     Section 9 shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

      SECTION II.10 Advance Notification of Proposals at Stockholders' Meetings.
                    -----------------------------------------------------------
If a stockholder desires to submit a proposal for consideration at an annual stockholders' meeting, or to nominate persons for election as directors at any stockholders' meeting duly called for the election of directors, written notice of such stockholders' intent to make such a proposal or nomination must be given and received by the Secretary of the Corporation at the principal executive offices of the Corporation either by personal delivery or by United States mail not later than sixty (60) days or more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. If the annual meeting is set for a date that is not within thirty (30) calendar days of the anniversary date of the immediately preceding annual meeting, notice by the stockholder must be delivered by the close of business on the tenth day following the date on which notice of such meeting is first sent or given to stockholders. Each notice shall describe the proposal or nomination in sufficient detail for the proposal or nomination to be summarized on the agenda for the meeting and shall set forth:
(i) the name and address, as it appears on the books of the Corporation, of the stockholder who intends to make the proposal or nomination; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination; and (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder. In addition, in the case of a stockholder proposal, the notice shall set forth the reasons for conducting such proposed business at the meeting and any material interest of the stockholder in such business. In the case of a nomination of any person for election as a director, the notice shall set forth:
(i) the name and address of any person to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iii) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iv) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting shall, if the facts warrant, refuse to acknowledge a proposal or nomination not made in compliance with the foregoing procedure, and any such proposal or nomination not properly brought before the meeting shall not be considered.

      SECTION II.11 List of Stockholders.  It shall be the duty of the Secretary
                    --------------------
or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, shareholder's agent, or shareholder's attorney, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least ten (10) days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder, shareholder's agent or shareholder's attorney during the meeting or adjournment.

      SECTION II.12 Proxies.  A stockholder may vote its shares either in person
                    -------
or by proxy. A stockholder may appoint a proxy to vote or otherwise act for the stockholder (including authorizing the proxy to receive, or to waive, notice of any stockholders' meeting within the effective period of such proxy) by signing an appointment form, either personally or by the stockholders' attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other office or agent authorized to tabulate votes and is effective for eleven (11) months unless a longer period is expressly provided in the appointment form.
The proxy's authority may be limited to a particular meeting or may be general and authorize the proxy to represent the stockholder at any meeting of stockholders held within the time provided in the appointment form. Subject to the GCL and to any express limitation on the proxy's authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the stockholder making the appointment.

                                  ARTICLE III
                               Board of Directors
                               ------------------

      SECTION III.1 General Powers.  The business, property and affairs of the
                    --------------
Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

      SECTION III.2 Number and Term of Office.  The number of directors shall be
                    -------------------------
fixed in accordance with the Certificate. The Board shall be classified as set forth in the Certificate. Directors need not be stockholders. Each director shall hold office until such person's successor is elected and qualified, or until such person's earlier death, resignation, retirement, disqualification or removal in the manner hereinafter provided. The number of directors may be changed from time to time in accordance with the Certificate, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

      SECTION III.3 Election of Directors.  At each meeting of the stockholders
                    ---------------------
for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon, shall be elected directors of the class or classes for which the election was held; provided that for purposes of such vote no stockholder shall be allowed to cumulate its votes. Elections of directors shall be by written ballot.

      SECTION III.4 Resignation, Removal and Vacancies.
                    ----------------------------------

          (a)  Resignation.  Any director may resign at any time by giving
               -----------
     written notice to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon delivery thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          (b)  Removal.  Any director may be removed from office only for cause
               -------
     by the affirmative vote of the holders of at least two-thirds (2/3) of all the Voting Stock (as defined below), voting together as a single class. "Voting Stock" shall mean the common stock and any preferred stock entitled to vote generally in the election of directors of the Corporation.

          (c)  Vacancies.  Except as otherwise required by law, vacancies on the
               ---------
     Board and newly created directorships may be filled by a majority of the directors then in office though less than a quorum, and each director so chosen shall hold office for the remaining term of the class of directors to which such person is elected. If there are no directors in office, then an election of directors may be held in the manner provided by law.

      SECTION III.5 Meetings.
                    --------

          (a)  Regular Meetings.  As soon as practicable after each annual
               ----------------
     election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 6 of this Article III.

          (b)  Special Meetings.  Other meetings of the Board shall be held at
               ----------------
     such times and places as the Board, the Chairman, the Chief Executive Officer or any two directors shall from time to time determine.

          (c)  Notice of Meetings.  Notice shall be given to each director for
               ------------------
     each regular and special meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to such person at such person's residence or usual place of business, at least two (2) days before the date on which such meeting is to be held, or shall be sent to such person at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto and delivered to the Corporation, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

          (d)  Place of Meetings.  The Board may hold its meetings at such place
               -----------------
     or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

          (e)  Quorum and Manner of Acting.  A majority of the total number of
               ---------------------------
     directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate or these Bylaws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present and no further notice thereof need be given. A director who is in attendance at a meeting of the Board but who abstains from the vote on any matter by announcing such person's abstention to the person acting as secretary of the meeting for inclusion in the minutes and not voting on such matter shall not be deemed present at such meeting for purposes of the preceding sentence with respect to such vote, but shall be deemed present at such meeting for all other purposes.

          (f)  Organization.  At each meeting of the Board, one of the following
               ------------
     shall act as chairman of the meeting and preside thereat, in the following order of precedence:

               (1)  the Chairman;
               (2)  the Chief Executive Officer (if a director); or
               (3)  a person designated by the Board.

     The Secretary or, in the case of such person's absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

      SECTION III.6 Directors' Consent in Lieu of Meeting.  Unless otherwise
                    -------------------------------------
restricted by the Certificate or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if one or more written consents, setting forth the action so taken, are signed by all the members of the Board or committee, either before or after the action taken, and such consent is filed with the minutes of proceedings of the Board or committee. Action taken by written consent of directors without a meeting is effective when the last director signs the consent, unless the consent specifies a later effective date.

      SECTION III.7 Action by Means of Conference Telephone or Similar
                    --------------------------------------------------
Communications Equipment.  Any one or more members of the Board or any committee
------------------------
thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

      SECTION III.8 Committees.  The Board, by resolution adopted by a majority
                    ----------
of the Board, may designate one or more committees, each such committee to consist of one or more directors. Except as expressly limited by the GCL or the Certificate, any such committee shall have and may exercise such powers as the Board may determine and specify in the resolution designating such committee. The Board, by resolution adopted by a majority of the whole Board, also may designate one or more additional directors as alternate members of any such committee to replace any absent or disqualified member at any meeting of the committee, and at any time may change the membership of any committee or amend or rescind the resolution designating the committee. In the absence or disqualification of a member or alternate member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member, provided that the director so appointed meets any qualifications stated in the resolution designating the committee. Each committee shall keep a record of proceedings and report the same to the Board to such extent and in such form as the Board may require. Unless otherwise provided in the resolution designating a committee, a majority of all of the members of any such committee may select its Chairman, fix its rules or procedure, fix the time and place of its meetings and specify what notice of meetings, if any, shall be given.

      SECTION III.9  Compensation.  The Board shall have the authority to fix
                     ------------
the compensation of directors, which may include their expenses, if any, of attendance at each meeting of the Board or any committee.

      SECTION III.10 Preferred Stock Directors.  Notwithstanding the foregoing,
                     -------------------------
whenever the holders of one or more classes or series of preferred stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE FOURTH of the Certificate applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE III unless otherwise provided therein.

                                   ARTICLE IV
                                    Officers
                                    --------

      SECTION IV.1  Executive Officers.  The executive officers of the
                    ------------------
Corporation shall be a Chairman, a Chief Executive Officer, a President, Vice Presidents, a Secretary and a Chief Financial Officer, and may include such other officers as the Board may appoint pursuant to Section 3 of this Article
IV.  Any two or more offices may be held by the same person.

      SECTION IV.2  Authority and Duties.  All officers, as between themselves
                    --------------------
and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent so provided, by the Board.

      SECTION IV.3  Other Officers.  The Corporation may have such other
                    --------------
officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Chief Financial Officers, and one or more Vice Presidents, each of whom shall hold office for such period, have such authority, and perform such duties as the Board, the Chairman, or the Chief Executive Officer may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

      SECTION IV.4  Term of Office, Resignation and Removal.
                    ---------------------------------------

          (a)  Term of Office.  All executive officers shall be elected or
               --------------
     appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each executive officer shall hold office until such person's successor has been elected or appointed and qualified or until such person's earlier death or resignation or removal in the manner hereinafter provided. The Board may require any executive officer to give security for the faithful performance of such person's duties.

          (b)  Resignation.  Any officer may resign at any time by delivering
               -----------
     written notice to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time notice is given. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

          (c)  Removal.  All officers and agents elected or appointed by the
               -------
     Board shall be subject to removal at any time by the Board with or without cause, subject to any agreements to the contrary.

      SECTION IV.5  Vacancies.  If the office of Chairman, Chief Executive
                    ---------
Officer, President, Secretary or Chief Financial Officer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Except as otherwise provided in these Bylaws, any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of such person's predecessor shall have expired and until such person's successor shall have been duly elected and qualified, unless reelected or reappointed by the Board.

      SECTION IV.6  The Chairman.  The Chairman of the Board shall perform such
                    ------------
duties as shall be assigned to such person by the Board from time to time and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board as Chairman of such meeting.

      SECTION IV.7  Chief Executive Officer.  The Chief Executive Officer shall
                    -----------------------
have general charge and supervision of the operation of the business and affairs of the Corporation. The Chief Executive Officer may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. Such person shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall perform such other duties as may from time to time be assigned to such person by the Board or the Chairman.

      SECTION IV.8  President.  The President shall perform such duties and have
                    ---------
such other powers as may from time to time be prescribed by these Bylaws, the Board, the Chairman or the Chief Executive Officer. In the event of the death of the Chief Executive Officer or such person's inability to act, the President, if any, shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the Chief Executive Officer.

      SECTION IV.9  Vice President.  Any Vice President may sign, with the
                    --------------
Secretary or Assistant Secretary, certificates for shares of the corporation. Vice Presidents shall have, to the extent authorized by the Chief Executive Officer or the Board, the same powers as the Chief Executive Officer to sign deeds, mortgages, bonds, contracts, or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chief Executive Officer or by the Board.

      SECTION IV.10 The Secretary.  The Secretary shall, to the extent
                    -------------
practicable, attend all meetings of the Board and all meetings of the stockholders and shall record the minutes of all proceedings in a book to be kept for that purpose. Such person may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the Chief Executive Officer, under whose supervision such person shall act. Such person shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it may be attested by such person's signature or by the signature of the Chief Financial Officer or, if appointed, an Assistant Secretary or an Assistant Chief Financial Officer. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest such affixing of the seal. Such person shall keep in safe custody the certificate books and stockholder records, including registers of the post office address of each stockholder and director, and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Board, the Chairman or the Chief Executive Officer.

      SECTION IV.11 The Chief Financial Officer.  The Chief Financial Officer
                    ---------------------------
shall have the care and custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman, Chief Executive Officer and directors, at the regular meetings of the Board, or whenever they may require it, an account of all of such person's transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall perform all other duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to such person by the Board, the Chairman or the Chief Executive Officer.

                                   ARTICLE V
                 Contracts, Checks, Drafts, Bank Accounts, Etc.
                 ----------------------------------------------

      SECTION V.1  Execution of Documents.  The Board shall designate, by either
                   ----------------------
specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation; and, unless so designated or expressly authorized by these Bylaws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

      SECTION V.2  Deposits.  All funds of the Corporation not otherwise
                   --------
employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Chief Financial Officer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

      SECTION V.3  Proxies in Respect of Stock or Other Securities of Other
                   --------------------------------------------------------
Corporations. The Board shall designate the officers of the Corporation who
------------
shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

                                   ARTICLE VI
                 Shares and Their Transfer; Fixing Record Date
                 ---------------------------------------------

      SECTION VI.1  Certificates for Shares.  Every owner of stock of the
                    -----------------------
Corporation shall be entitled to have a certificate certifying the number and class of shares owned by such person in the Corporation, which shall be in such form as shall be prescribed by the Board. Each certificate for shares shall be numbered and issued in consecutive order. Certificates of stock in the Corporation, if any, shall be signed, either manually or in facsimile by two of the following officers in the name of the Corporation: the Chairman, or the Chief Executive Officer or President, or any Vice President and by the Chief Financial Officer (or an Assistant Chief Financial Officer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). Where a certificate is countersigned by a transfer agent, other than the Corporation or an employee of the Corporation, or by a registrar, the signatures of the Chairman or the Chief Executive Officer or President or a Vice President and the Chief Financial Officer or an Assistant Chief Financial Officer or the Secretary or an Assistant Secretary may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the date of its issue. All certificates shall include written notice of any restrictions which may be imposed on the transferability of shares.

      SECTION VI.2  Transfer of Stock.  Upon surrender to the Corporation or the
                    -----------------
transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate of stock in place of any certificate therefor issued by the Corporation to the person entitled thereto, cancel the old certificate and record the transaction in its stock transfer books.

      SECTION VI.3  Addresses of Stockholders.  Each stockholder shall designate
                    -------------------------
to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon such stockholder by mail directed to such stockholder at such stockholder's post office address, if any, as the same appears on the share record books of the Corporation or at such stockholder's last known post office address.

      SECTION VI.4  Replacement.  In case of the loss, destruction, mutilation
                    -----------
or theft of a certificate for any stock of the Corporation, a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation may be issued upon satisfactory proof of such loss, destruction, mutilation or theft and upon such terms as the Board may prescribe. The Board may in its discretion require the owner of the lost, destroyed, mutilated or stolen certificate, or such person's legal representative, to give the Corporation a bond, in such sum and in such form and with such surety or sureties as it may direct, to indemnify the

Corporation against any claim that may be made against it with respect to the certificate alleged to have been lost, destroyed, mutilated or stolen.

      SECTION VI.5 Regulations.  The Board may make such rules and regulations
                   -----------
as it may deem expedient, not inconsistent with these Bylaws, concerning the issuance, transfer and registration of certificates for stock of the Corporation.

      SECTION VI.6 Fixing Date for Determination of Stockholders of Record.  The
                   -------------------------------------------------------
Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, in order that the Corporation may determine which stockholders are entitled to (i) notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any dividend, or (iii) notice for any other purpose. Such record date shall be not more than sixty (60) days, and in the case of a meeting of stockholders not less than ten (10) days prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than one hundred thirty (130) days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock dividend or distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares) the record date shall be the date the Board authorizes the stock dividend or distribution.

                                  ARTICLE VII
                                      Seal
                                      ----

     The corporate seal shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

                                  ARTICLE VII
                                  Fiscal Year
                                  -----------

     Unless otherwise provided in the Certificate, the fiscal year of the Corporation shall be fixed by resolution of the Board.

                                   ARTICLE IX
                         Indemnification and Insurance
                         -----------------------------

      SECTION IX.1  Indemnification.
                    ---------------

          (a)  Third Party Actions.  The Corporation shall indemnify any person
               -------------------
     who was or is a party or is threatened to be made a party (including, without limitation as a witness) to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including all appeals (other than an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation (and the Corporation, in the discretion of the Board, may so indemnify a person by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation), against reasonable expenses (including attorneys' fees), judgments, decrees, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if, in the case of conduct in such person's official capacity with the corporation, such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and in all other cases, such person acted in good faith and was at least not opposed to the Corporation's best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful, except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable for
     (i) negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper, or (ii) violating any of the terms or provisions of
     Section 16 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the foregoing, the Corporation shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity shall be provided by the Corporation for expenses that have been paid directly by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Corporation.

          (b)  Actions By or in the Right of the Corporation.  The Corporation
               ---------------------------------------------
     shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, including all appeals, by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation (and the Corporation, in the discretion of the Board, may so indemnify a person by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation), against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if, in the case of conduct in such person's official capacity with the corporation, such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the Corporation's best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable for
     (i) negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper or (ii) violating any of the terms or provisions of
     Section 16 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Corporation shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity shall be provided by the Corporation for expenses that have been paid directly by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Corporation.

          (c)  Indemnify if Successful or Partially Successful.  To the extent
               -----------------------------------------------
     that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this Section 9.1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          If a director, officer, employee or agent of the Corporation is only partially successful in the defense, investigation, settlement or appeal of any action, suit or proceeding referred to in subsections (a) and (b) of this Section 9.1, and as a result is not entitled to indemnification by the Corporation for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, the Corporation shall nevertheless provide indemnification to the extent such person has been partially successful.

          (d)  Standard of Conduct.  Except in a situation governed by
               -------------------
     subsection (c) of this Section 9.1, any indemnification under subsections
     (a) and (b) of this Section 9.1

     (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (a) and (b) of this Section 9.1. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders, but shares owned by or voted under the control of directors who are parties to the proceeding may not be voted on determination. The determination required by clauses (1),
     (2) and (3) of this subsection (d) may in either event be made by the written consent of the majority required by each clause.

          (e)  Advancement of Expenses.  Expenses (including attorneys' fees) of
               -----------------------
     each officer and directory hereunder indemnified actually and reasonably incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of (i) an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in the Article and (ii) a written affirmation of director's good faith belief that such person has performed such person's duty to the Corporation, upon request by the Corporation and if required under applicable law. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Corporation deems appropriate.

          (f)  Nonexclusivity.  The indemnification and advancement of expenses
               --------------
     provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      SECTION IX.2  Insurance.  The Corporation may purchase and maintain
                    ---------
insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the GCL.

      SECTION IX.3  Definitions.
                    -----------

          (a) For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          (b) References to "other capacities" shall include serving as a trustee or agent for any employee benefit plan; references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

          (c) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (d) The right to indemnification conferred by this Article IX shall be deemed to be a contract between the Corporation and each person referred to herein until amended or repealed, but no amendment to or repeal of these provisions shall apply to or have any effect on the right to indemnification of any person with respect to any liability or alleged liability of such person for or with respect to any act or omission of such person occurring prior to such amendment or repeal.

          (e) A person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used herein shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director or executive officer. The provisions of this subsection shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1(a) or
     Section 9.1(b) of this Article IX, as the case may be.

                                   ARTICLE X
                                  Section 203
                                  -----------

     The Corporation shall be governed by Section 203 of the GCL.

                                   ARTICLE XI
                                   Amendment
                                   ---------

     These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the Board, subject to the provisions of these Bylaws and the Certificate. The fact that the power to amend, alter, repeal or adopt the Bylaws has been conferred upon the Board shall not divest the stockholders of the same powers. The stockholders may not adopt any provision contrary to the provisions of these Bylaws or the Certificate without the affirmative vote of two-thirds (2/3) of the holders of Voting Stock, voting together as a single class. Any vote providing for amendment to these Bylaws or the Certificate must be by written ballot.